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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        NOVEMBER 7, 2005 Date of Report (Date of earliest event reported
                                -----------------


                          TURBODYNE TECHNOLOGIES, INC.
                          ----------------------------
               (Exact name of Company as specified in its charter)


           NEVADA                     000-21391                   95-4699061
           ------                     ---------                   ----------
       (State or other             (Commission File             (IRS Employer
jurisdiction of incorporation)           Number)            Identification No.)


       315 Meigs Road, Suite A-128
           Santa Barbara, CA                               93109
       ---------------------------                         -----
 (Address of principal executive offices)                (Zip Code)



                                 (805) 201 3133
                 -----------------------------------------------
                 Company's telephone number, including area code






      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_|Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

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




ITEM 4.01  CHANGES IN COMPANY'S CERTIFYING ACCOUNTANT

(a)
On November 7, 2005, BDO Dunwoody LLP ("BDOD") resigned as the Company's independent public accountants.


The independent auditors' report of BDOD on the financial statements of the Company for the years ended December 31, 2002 and December 31, 2003 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty (other than an explanatory paragraph regarding substantial doubt on the Company's ability to continue as a going concern relating to the report for these years), audit scope, or accounting principles..

During the two years ended December 31, 2002 and December 31, 2003 and the subsequent period through October , 2005, (a) there were no disagreements with BDOD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to BDOD's satisfaction would have caused BDOD to make reference in connection with its report to the subject matter of the disagreement, and (b) BDOD has not advised the Company of any reportable events as defined in paragraphs (1) through (3) of Regulation S-B Item 304(a)(1)(iv)(B).

BDOD has been provided with a copy of the disclosures contained in this Form 8-K with a request that it furnish to the Company a letter addressed to the Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-B, and, if not, stating the respects in which it does not agree. Attached, as an exhibit, is a copy of a letter from BDOD to the Commission stating that it agrees with the statements in the Form 8-K concerning its firm.

(b)
On November 7, 2005, the Company retained Vasquez and Company, LLP as its principal independent accountants. The decision to retain Vasquez and Company, LLP was approved by the Company's Board of Directors acting as its audit committee.

During the Company's two most recent fiscal years and through November 7, 2005:

(1) The Company did not consult Vasquez and Company, LLP regarding either the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements;

(2) Neither a written report nor oral advice was provided to the Company by Vasquez and Company, LLP that they concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; and

(3) The Company did not consult Vasquez and Company, LLP regarding any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit 16.05 Letter re: change in certifying accountants.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                TURBODYNE TECHNOLOGIES, INC.


Date: November 7, 2005                          By: /s/ Debi Kokinos
                                                    ------------------
                                                Chief Financial Officer